iMLCC Mortgage Investors, Inc.
Senior/Subordinate Mortgage Pass-Through Certificates, Series 1997A

                              Current Collection Period:  01-Jul-97 to 31-Jul-97
                              P & S Agreement Date:                    01-Mar-97

PASS-THROUGH RATES CURRENT DISTRIBUTION:                                                                             Current
                                                                                                              ------------------
Class A Certificates, Series 1997A     LIBOR + 0.25%      5.93750%      Original Closing Date:       3/26/97         16-Jul-97
Class B Certificates, Series 1997A     LIBOR + 1.25%      6.93750%      Distribution Date:                           15-Aug-97
                                                                        Days in Accrual Period                              31
                                                                                                                     15-Jul-97
                                                                                                                     14-Aug-97

                    Weighted Avg Mtg Rate (WAC)                 7.60084%
LIBOR   5.68750%    Weighted Avg Net Mtg Rate (Alt. Rate)       7.22235%

    ------------------------------------------------------------------------------------------------------------------------------
  1         Beginning Pool Principal Balance                                                                        303,606,560.74
  2         Beginning Pool Balance Factor                                                                                92.326678%
    ------------------------------------------------------------------------------------------------------------------------------

  3         Beginning Class A Principal Balance                                                                     299,495,087.74
  4         Beginning Class B Principal Balance                                                                       4,111,473.00
    ------------------------------------------------------------------------------------------------------------------------------

  5         Aggregate of all Monthly Principal Payments                                           (P&S 5.08i    )             0.00
  6         Aggregate of all Principal Prepayments Received                                       (P&S 5.08i    )     3,837,061.35
  7         Aggregate of any Net Liquidation Proceeds Received                                    (P&S 5.08iii  )             0.00
  8         Aggregate of any Insurance Proceeds Received                                          (P&S 5.08iv   )             0.00
  9         Aggregate of any Awards or Settlements From Condemnation
             Proceedings                                                                          (P&S 5.08v    )             0.00
 10         Aggregate of any Proceeds From Repurchased Mortgage Loans                             (P&S 5.08vi   )             0.00
 11         Aggregate of any Revenues From Fidelity Bond or Mortgage
             Interest Insurance Policy                                                            (P&S 5.08vii  )             0.00
 12         Aggregate of any Revenues From Foreclosure or Deed Net of
             any Advances                                                                         (P&S 5.08viii )             0.00
 13         Current Principal Advances                                                                                        0.00
 14         Current Servicer Principal Reimbursements                                                                         0.00
 15         Total Principal Available For Distribution
             (5+6+7+8+9+10+11+12+13-14)                                                                               3,837,061.35
 16         Unrecovered Principal Amounts (Liquidation Loss)                                                                  0.00
 17         Aggregate of all Interest Payments Received                                           (P&S 5.08ii   )     2,094,266.88
17a         Prefunding Account Interest Earned                                                    (P&S 5.14b    )             0.00
17b         Accrued Interest at Cl A pass-through rate x Pre-funded Amount
             for 11 days (1st dist only)                                                          (P&S 6.01a    )             0.00
 18         Current Servicing Fee                                                                 (P&S 5.08ii   )        62,930.64
 19         Monthly Interest Advance (Recovery) based on Delinquent Accounts                      (P&S 6.02vii  )       (88,950.41)
 19 i.      Current Servicer Interest Advance (Recovery)                                                                (88,950.41)
 20         Scheduled Formula Principal Distribution Amount (5+13-14)                                                         0.00
 21         Unscheduled Formula Principal Distribution Amount (6+7+8+9+10+11+12)                                      3,837,061.35
 22         Total Interest Available For Distribution (17+17a+17b-18+19i)                                             1,942,385.83
 23         Total Funds Available For Distribution (15+22)                                                            5,779,447.18

            ----------------------------------------------------------------------------------------------------------------------
 24         Formula Principal Distribution Amount  (Lines 20 + 21)                                                    3,837,061.35
            ----------------------------------------------------------------------------------------------------------------------
                                                                                     WATERFALL
 25 i.      Class A Percentage  (Beg. Class A prin bal / Beg. pool prin bal.)                     (P&S 6.02i    )            98.65%
    ii.     Class A Percentage  x  Scheduled Formula Principal Distribution
             Amount (Line 20)                                                                                                 0.00
    iii.    Class A Prepayment Percentage                                                                                   100.00%
    iv.     Class A Prepayment Percentage  x  Unscheduled Formula Principal
             Distribution Amount                                                                                      3,837,061.35
    v.      Class A Total Distribution Allocable to Principal                            2                            3,837,061.35
    vi.     Class A Recovered Principal Amount                                                                                0.00
    vii     Class A Unrecovered Principal Amount                                         7                                    0.00

 26 i.      Class A Total Distribution Allocable to Interest  (min of: 26ii.
              or 23)                                1                                             (P&S 6.02ii   )     1,531,272.63
    ii.     Class A Interest Formula Distribution Amount  (26iii. + 26iv.)                        (P&S 6.02ii   )     1,531,272.63
    iii.    Class A Current Interest  (pass-through rate x A's upb)                               (P&S 6.02ii   )     1,531,272.63
    iv.     Class A Unpaid Interest Shortfall  (Class A's interest s/f from
             preceding distribution date)                                                         (P&S 6.02iii  )             0.00

    v.      Class A Unpaid Interest Shortfall  (Class A's interest s/f from
             preceding distribution date)                                                         (P&S 6.02iii  )             0.00
    vi.     Class A Unpaid Interest Shortfall included in 26i.  (when 26iii.
             [greater than] 0: min of 26i. and 26iv.)                                             (P&S 6.02iii  )             0.00
    viii.   Class A Interest Shortfall  (26ii. - 26i.)                                            (P&S 6.02iii  )             0.00
    ------------------------------------------------------------------------------------------------------------------------------

 27 i       Current Certificate Insurance Premium                                        3                               29,728.14
    ii.     Reimbursement Amount                                                         4        (P&S 6.02vi   )             0.00
    iii.    Redirection of Certificate Insurance                                                                              0.00
    iv.     Total Amount to Certificate Insurer                                                                          29,728.14
    ------------------------------------------------------------------------------------------------------------------------------

 28 i       Subordinated Percentage                                                               (P&S 6.02i    )             1.35%
    ii      Subordinated Percentage of Scheduled Formula Principal Distribution
             Amount                                                                                                           0.00
    iii.    Subordinated Prepayment Percentage                                                                                0.00%
    iv.     Subordinated Prepayment Percentage of Unscheduled Formula Principal
             Distribution Amount                                                                                              0.00
    v.      Class B Total Distribution Allocable to Principal                            8                                    0.00
    vi.     Class B Recovered Loss Amount                                                9                                    0.00
    vii     Class B Unrecovered Loss Amount                                                                                   0.00

 29 i       Class B Total Distribution Allocable to Interest                             6        (P&S 6.02ii   )        24,561.77
    ii.     Class B Interest Formula Distribution Amount (29iii.  +  29iv.)                       (P&S 6.02ii   )        24,561.77
    iii.    Class B Current Interest (pass-through rate x B's upb)                                (P&S 6.02iii  )        24,561.77
    iv.     Class B Unpaid Interest Shortfall  (Class B's interest s/f from
             preceding distribution date)                                                         (P&S 6.02iii  )             0.00

    v.      Class B Unpaid Interest Shortfall  (Class B's interest s/f from
             preceding distribution date)                                                            -
    vi.     Class B Unpaid Interest Shortfall included in 26i.  (when 29iii.
             [greater than] 0: min of 29i. and 29iv.)                                                                         0.00
    viii.   Class B Interest Shortfall  (29ii. - 29i.)                                                                        0.00
    ------------------------------------------------------------------------------------------------------------------------------

 30 i.      Cumulative Master Servicer Advanced Interest                                          (P&S 6.02v    )       439,538.09
    ii.     Cumulative Master Servicer Advanced Principal                                                                     0.00
    ------------------------------------------------------------------------------------------------------------------------------

 31 i.      Beginning Reserve Fund Balance                                                        (P&S 6.06     )       250,000.00
    ii.     Current Reserve Fund Deposit                                                 5                                    0.00
    iii     Current Reserve Fund Advances                                                                                     0.00
    iv.     Ending Reserve Fund Balance (required amount = $250,000)                                                    250,000.00
    ------------------------------------------------------------------------------------------------------------------------------

 32 i.      Available Excess Interest                                                                                   356,823.29
    ii.     Distribution Account Shortfall                                                        (P&S 6.02xvi  )             0.00
    iii     Class R Distribution Amount For Such Distribution Date                      10                              356,823.29
    ------------------------------------------------------------------------------------------------------------------------------

 33 i.      Ending Pool Principal Balance                                                         (P&S 6.02vii  )   299,769,499.39
    ii.     Ending Pool Balance Factor                                                                                   91.159828%
    ------------------------------------------------------------------------------------------------------------------------------

 34         Ending Class A Principal Balance                                                                        295,658,026.39
 35         Ending Class B Principal Balance                                                                          4,111,473.00
    ==============================================================================================================================

    MLCC Mortgage Investors, Inc.
    Senior/Subordinate Mortgage Pass-Through Certificates, Series 1997A
                               Current Collection Period: 01-Jul-97 to 31-Jul-97

    PASS-THROUGH RATES CURRENT DISTRIBUTION:                                  LIBOR=                        5.6875%
    Class A Certificates, Series 1997A         LIBOR + 0.25%      5.93750%    Original Closing Date:     16-Jul-97
    Class B Certificates, Series 1997A         LIBOR + 1.25%      6.93750%    Distribution Date:         15-Aug-97

                    Weighted Avg Net Mtg Rate (Alt. Rate)         7.22235%

            -----------------------------------------------------------------------------------------------------------------
  1 i.      Class A Total Distribution Allocable to Principal                                                      11.816232
    ii.     Class A Percentage  x  Scheduled Formula Principal Distribution
             Amount (Line 20)                                                                                       0.000000
    iii.    Class A Prepayment Percentage  x  Unscheduled Formula Principal
             Distribution Amount                                                                                   11.816232
    iv      Class A Recovered Principal Amount                                                                      0.000000
    v       Class A Unrecovered Principal Amount                                                                    0.000000

  2 i.      Class A Total Distribution Allocable to Interest  (min of: 26ii.
             or 23)                                                                                                 4.715555
    ii.     Class A Unpaid Interest Shortfall  (Class A's interest s/f from
             preceding distribution date)                                                                           4.715555
    iii.    Class A Unpaid Interest Shortfall included in 26i.  (when 26iii.
             [greater than] 0: min of 26i. and 26iv.)                                                               0.000000
    iv      Class A Unpaid Interest Shortfall  (Class A's interest s/f from
             preceding distribution date)                                                                           0.000000

            -----------------------------------------------------------------------------------------------------------------

  3 i.      Class B Total Distribution Allocable to Principal                                                       0.000000
    ii.     Subordinated Percentage of Scheduled Formula Principal Distribution
             Amount                                                                                                 0.000000
    iii.    Subordinated Prepayment Percentage of Unscheduled Formula Principal
             Distribution Amount                                                                                    0.000000
    iv      Class B Recovered Loss Amount                                                                           0.000000
    v       Class B Unrecovered Loss Amount                                                                         0.000000

  4 i.      Class B Total Distribution Allocable to Interest                                                        5.973959
    ii.     Class B Interest Formula Distribution Amount (29iii.  +  29iv.)                                         5.973959
    iii.    Class B Current Interest (pass-through rate x B's upb)                                                  5.973959
    iv      Class B Unpaid Interest Shortfall  (Class B's interest s/f from
             preceding distribution date)                                                                           0.000000
            -----------------------------------------------------------------------------------------------------------------

  5         Ending Pool Principal Balance                                                                     299,769,499.39
  6         Ending Pool Balance Factor                                                                             91.159828%

  7         Ending Class A Principal Balance                                                                  295,658,026.39
  8         Ending Class B Principal Balance                                                                    4,111,473.00
            -----------------------------------------------------------------------------------------------------------------

  9 i.      Current Master Servicer Advanced (Recovered) Interest                                                 (88,950.41)
    ii.     Current Master Servicer Advanced (Recovered) Principal                                                      0.00
    iii.    Current Trustee Advanced Interest                                                                           0.00
    iv      Current Trustee Advanced Principal                                                                          0.00
    v       Additional Servicing Compensation                                            (P&S 6.02ix  )                 0.00
    vi      Amount of Servicing Advances Paid by Master Servicer                         (P&S 6.02 x  )                 0.00
    vii     Formula Principal Amount & Unrecovered Principal Amounts                     (P&S 6.02iv  )                 0.00
    viii    Amount of Delinquencies of Mortgage Loans                                                              15,679.04
    ix      CLASS A ALT. RATE FOR NEXT DISTRIBUTION DATE:         15-AUG-97                                          0.00000%
    x       CLASS B ALT. RATE FOR NEXT DISTRIBUTION DATE:         15-AUG-97                                          0.00000%
            -----------------------------------------------------------------------------------------------------------------

 10 i       Number of Mortgage Loans 30 to 59 Days Delinquent                                                              6
    ii      Aggregate Principal Balances of Mortgage Loans 30 to 59 Days
             Delinquent                                                                                         2,396,593.72
 11 i       Number of Mortgage Loans 60 to 89 Days Delinquent                                                              0
    ii      Aggregate Principal Balances of Mortgage Loans 60 to 89 Days
             Delinquent                                                                                                 0.00
 12 i       Number of Mortgage Loans 90 or More Days Delinquent                                                            0
    ii      Aggregate Principal Balances of Mortgage Loans 90 or More Days
             Delinquent                                                                                                 0.00
 13 i       Number of Mortgage Loans in Foreclosure                                                                        0
    ii      Aggregate Principal Balances of Mortgage Loans in Foreclosure                                               0.00

 14         Book Value of Real Estate Acquired Through Foreclosure or Grant of
             a Deed                                                                                                     0.00
 15         Aggregate Net Liquidation Losses from Liquidated Mortgage Loans              (P&S 6.02xiii)                 0.00
            =================================================================================================================